Form N-SAR Exhibits
Exhibit 77Q1(e): Amendment No. 6 to Subadvisory Agreement between
SunAmerica Asset Management, LLC and Massachusetts Financial Services
Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 on the Registrant's Registration Statement on Form N-1A (File No. 33-52742) filed on April 24, 2015.